Exhibit 99.1

Hilltop Holdings Inc. Earnings Presentation Q1 2021 April 23, 2021

Preface 2 Additional Information Corporate Headquarters 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, including as a result of the “current expected credit losses” (CECL) model, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, cost savings expected from initiatives implemented and planned, including core system upgrades and cost reduction efforts, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the COVID-19 pandemic and the response of governmental authorities to the pandemic, which have caused and are causing significant harm to the global economy and our business; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses; (iii) the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks; (v) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (vi) risks associated with concentration in real estate related loans; (vii) changes in the interest rate environment and transitions away from LIBOR; (viii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (ix) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (x) cost and availability of capital; (xi) changes in key management; (xii) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non- bank lenders and government agencies; (xiii) legal and regulatory proceedings; (xiv) risks associated with merger and acquisition integration; and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

3 Investor Highlights – ROAA ..86% EPS – Diluted $0.30 ROAE 5.76% Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. (2) For a reconciliation of tangible book value per share to book value per share see management’s explanation of Non-GAAP Financial Measures in Appendix. Q 1 20 21 Value Creation and Capital Optimization Diversified Growth Managed Risk 20.58% $120.3 $1.46 2.90% Net Income MM • As of March 31, 2021 there were $130 million in active loan deferrals related to COVID-19 compared to $968 million at June 30, 2020, a decline of 87% • Hilltop recorded a $5.1 million reversal of provision in Q1 2021, compared to a $34.5 million provision for credit losses recorded in Q1 2020; net recoveries of $564 thousand in the quarter • Allowance for credit losses totaled $144.5 million at March 31, 2021, representing a decrease in the reserve balance of $4.5 million from December 31, 2020; ACL / Bank Loans HFI of 1.98% at March 31, 2021 • Mortgage origination volume in Q1 2021 increased by $2.6 billion, or 71%, from Q1 2020, while gain-on- sale margin expanded 63 basis points over the same period • Average bank loans HFI1 grew by $447 million, or 7%, due to PPP loans, and average deposits grew by $2.4 billion, or 26%, compared to Q1 2020 • The Broker-Dealer segment reported a pre-tax margin of 16.2% during Q1 2021 driven by strong performances in Structured Finance and Public Finance Services • In Q1 2021, Hilltop paid $9.9 million in stockholder dividends and repurchased 149,878 shares for $5.0 million • Hilltop maintained strong capital levels with a Tier 1 Leverage Ratio of 13.01% and a Common Equity Tier 1 Capital Ratio of 19.63% at March 31, 2021 • Book value per share at March 31, 2021 grew by 24% versus March 31, 2020 to $29.41, and tangible book value per share2 increased 29% during the same period to $25.93

Q 1 20 21 $64.6 $93.0 $17.7 $0.0 ($13.6) $161.7 $11.5 $39.8 $18.2 $4.0 ($3.8) $69.6 Banking Mortgage Broker-Dealer Insurance Corporate / Other Hilltop Holdings Hilltop Holdings Investor Deck Investor Highlights Slide 6/30/2020 Current Period X Pre-Tax Income Q1 2019 Q2 2019 Q3 2019 Q4 2019 YR 2019 Net Income 57.8 EPS - Diluted 0.62 4 Business Results – Pre-Tax Income vs. Prior Year ($ in millions) • Banking pre-tax income of $64.6 million, an increase of $53.1 million compared to same period prior year. A provision recapture of $5.2 million in Q1 2021 compared to a provision for credit losses of $34.3 million in Q1 2020 was the primary driver of the higher income. Higher net interest income from PPP fees and lower funding costs also contributed to the increase in income from Q1 2020 • Mortgage pre-tax income of $93.0 million, an increase of $53.2 million from Q1 2020, driven by both a 71% increase in origination volume and an increase in gain-on-sale margin to 388 basis points • Broker-Dealer pre-tax income decreased by 3%, or $0.5 million, to $17.7 million in Q1 2021. The decrease was primarily driven by headwinds in Taxable and Municipal Fixed Income Services and Wealth Management offsetting strong results in Structured Finance and Public Finance businesses • Corporate expenses in Q1 2020 were reduced by a $5.2 million gain-on-sale from the sale of a corporate aircraft. Corporate in Q1 2021 includes interest expense from sub-debt that was issued in Q2 2020 Business Drivers for1 2019 Note: The sum of the period amounts may not equal the total amounts due to rounding. Q1 2021 Q1 2021 Q1 2020 (Discontinued Operations)

$ in Millions, except EPS Income Statement Q1 2020 Q4 2020 Q1 2021 Net interest income $110.3 $107.4 $105.7 Noninterest income 271.7 447.9 417.6 Noninterest expense 281.9 402.3 366.7 PPNR1 $100.1 $153.0 $156.6 Provision for (reversal of) credit losses 34.5 (3.5) (5.1) Income from continuing operations before taxes $65.6 $156.4 $161.7 Income from continuing operations, net of taxes $50.5 $117.1 $123.9 Income from discontinued operations, net of taxes 3.2 3.7 0.0 Net income $53.6 $120.9 $123.9 Minority interest 4.0 4.4 3.6 Income attributable to Hilltop $49.6 $116.4 $120.3 Purchase accounting impact Revenue 6.7 5.7 4.9 Expenses 1.3 1.4 1.3 Pre-tax income impact $5.3 $4.3 $3.6 Key Metrics - HTH Consolidated EPS - Diluted $0.55 $1.35 $1.46 ROAA (annualized) 1.47% 2.83% 2.90% ROAE (annualized) 9.4% 20.6% 20.6% Common Equity Tier 1 Capital Ratio 15.96% 18.97% 19.63% Tier 1 Leverage Ratio2 13.03% 12.64% 13.01% 5 Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses). (2) Based on the end of period Tier 1 capital divided by total average assets during the quarter, excluding goodwill and intangible assets. Hilltop Holdings – Financial Summary

Q4 2020 2.7 1% PPP Loans 0.05 Stock Loan 0.04 Core Deposits 0.04 Loans HFI (ex PPP) (0.07) Cash Increases (0.05) Loans HFS / Other (0.03) Q1 2021 2.69% $13.1 $15.0 $15.8 $15.7 $15.9 3.41% 2.80% 2.56% 2.71% 2.69% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Average Earning Assets Net Interest Margin 6 Hilltop Holdings – Net Interest Income & Margin Average Earning Assets and NIM Trends 2 Net Interest Margin Rollforward ($ in billions) • Net interest income of $105.7 million decreased $4.7 million, or 4%, from Q1 2020 • Lower yields and higher deposit balances partially offset by lower cost of funds drove the decline from Q1 2020 • Average earning assets increased $210 million from Q4 2020 • Average Interest-Bearing Deposits in other Financial Institutions increased $365 million • Average Loans HFS decreased $188 million, related to declining mortgage volumes • $183 million in brokered deposits to mature during Q2 with an average cost of 0.56% • $258 million in customer CDs scheduled to mature during Q2 with an average cost of 1.04% Highlights

$271.7 $468.1 $502.7 $447.9 $417.6 71.1% 81.7% 83.1% 80.7% 79.8% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Noninterest Income Fee Income Ratio 7 Hilltop Holdings – Noninterest Income • Noninterest income of $417.6 million increased by $145.9 million, or 54%, compared to Q1 2020 • $131.2 million increase in net gains from sale of loans, other mortgage production income and fees driven by higher origination volumes within our mortgage segment • Other income increased $11.9 million compared to prior year first quarter primarily from an increase in trading gains in Structured Finance Year-over-Year Noninterest Income ($MM) Noninterest Income & Fee Income Ratio Noninterest Income Highlights 1 Note: (1) Fee Income Ratio is calculated as noninterest income divided by the sum of net interest income and noninterest income. ($ in millions) Q1 2020 $27 1.7 Mortgage Production Income & Fees 131.2 Securities Related Fees & Commissions 2.8 Other Income 11.9 Q1 2021 $417 .6

$191.6 $204.0 $222.3 $225.3 $213.8 $90.3 $166.2 $177.0 $177.0 $152.9 $281.9 $370.2 $399.3 $402.3 $366.7 7 3.8% 64.6% 66.0% 7 2.5% 7 0.1% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 8 Hilltop Holdings – Noninterest Expenses Year-over-Year Noninterest Expense ($MM) Noninterest Expenses and Efficiency Ratio Noninterest Expense Highlights • Compensation and benefits increased $74.0 million from Q1 2020 as variable compensation associated with higher volumes and revenues increased at PrimeLending and HilltopSecurities • Occupancy and Equipment expenses included a $5.2 million gain on the sale of a corporate aircraft in Q1 2020 • Other expenses increase primarily driven by variable costs associated with higher mortgage volumes offset by lower business development expenses during the period • Business development expense declined $4.4 million from prior year period as travel and entertainment remained restricted from COVID-19 Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. 1 ($ in millions) Q1 2020 $281.9 Compensation and Benefits 7 4.0 Occupancy and Equipment 4.9 Professional Serv ices (1 .2) Other Expenses 7 .1 Q1 2021 $366.7

Q1 2020 Q2 2020 Q4 2020 5.23% 4.50% 4.32% 4.62% 4.62% $6.8 $6.8 $6.8 $6.8 $6.8 $0.5 $0.4 $0.5 $0.4 $0.5 $0.7 $0.7 $0.5 $0.5 $7.3 $7.3 $7.8 $7.7 $7.9 $7.7 $7.7 $7.7 $7.8 $7.6 9 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized Gross Loan Yield contains purchased loan portfolio. Loan Mix and Yield Total Loan Growth Ending Balance h6% vs. PY Average Balance h5% vs. PY ($ in billions, ending and average balances) Hilltop Holdings – Loans Annualized Loan HFI Yield1: Loan Growth excluding B/D Loans Ending Balance h7% vs. PY Average Balance h7% vs. PY 0.0% 0.5% -1.2% 0.3% Ending Balance – Loans excluding B/D & PPP Ending Balance – B/D Loans Average Balance – Total Loans Q1 2021 Q3 2020 Ending Balance – PPP Loans Ending Balance vs. Prior Quarter: (Excludes B/D & PPP Loans) 0.4%

10 Hilltop Holdings – Asset Quality Criticized Loans Non-Performing Assets Note: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, accruing TDRs, OREO and other repossessed assets Net Charge-Offs Allowance 3.5% 3.0% 5.9% 5.9% 5.7% 0.3% 0.1% 0.1% 0.2% 0.1% 3.8% 3.1% 6.0% 6.1% 5.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 % of Bank Loans Classified Special Mention 105,452 97,208 109,620 101,324 99,759 1.54% 1.30% 1.47% 1.39% 1.36% -0.20% 0.05% 0.30% 0.55% 0.80% 1.05% 1.30% 1.55% - 25,000 50,000 75,000 100,000 125,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 ($000) Total NPAs Total NPAs /(Bank Loans HFI + OREO) 1,508 16,382 567 2,688 (564) 0.09% 0.92% 0.03% 0.15% -0.03% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% (2,000) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 ($000) NCOs NCOs/Avg. Bank Loans HFI 1.2x 2.3x 1.9x 1.9x 1.8x 1.56% 2.10% 2.08% 2.05% 1.98% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x 2.2x 2.4x 2.6x 2.8x 3.0x Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 ACL/Bank NPLs ACL/Bank Loans HFI 1 1

$5.6 $6.9 $6.8 $6.9 $7.0 $2.9 $3.5 $3.6 $3.6 $4.0 $1.5 $1.3 $0.9 $0.7 $0.7 $9.9 $9.0 $11.6 $11.2 $11.3 $11.4 $11.2 $11.2 $11.7 $11.4 Q1 2020 Q2 2020 Q4 2020 Q1 2021 Q3 2020 0.97% 0.61% 0.54% 0.49% 0.41% 11 Vs. Prior Quarter: (Total Deposits) Deposit Mix and Cost 4.4% 10.1% ($ in billions, ending and average balances) Notes: Noninterest-bearing deposits excludes broker-dealer sweep deposits. The sum of the period amounts may not equal the total amounts due to rounding. Total Deposit Growth Ending Balance h18% vs. PY Average Balance h26% vs. PY Cost of Interest - Bearing Deposits: 17.1% Noninterest- Bearing Deposit Growth Ending Balance h41% vs. PY Average Balance h37% vs. PY (3.3%) (0.2%) Ending Balance – Broker Dealer Sweep Deposits Ending Balance – Noninterest-Bearing Deposits Ending Balance – Interest-Bearing Deposits Average Balance Hilltop Holdings – Deposits

Key Highlights Q1 2020 Q1 2021 ROAA 0.33% 1 .48% Efficiency Ratio1 55.5% 48.4% Net Interest Margin 3.81% 3.30% Assets ($bn) $1 1 .6 $1 4.0 Summary Results ($ in millions) Q1 2020 Q1 2021 Net Interest Income 93.9 1 03.9 Prov ision for (rev ersal of) Credit Losses 34.3 (5.2) Noninterest Income 8.8 1 1 .3 Noninterest Expense 57 .0 55.8 Income Before Taxes $11.5 $64.6 55.5% 54.1% 52.7% 53.0% 48.4% 3.81% 3.11% 3.03% 3.37% 3.30% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Efficiency Ratio Net Interest Margin 12 PlainsCapital Bank – Highlights Efficiency and NIM Q2 2020Highlights Q1 2019 Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Q 1 20 21 Q1 2021 • Year-over-year HFI loan growth of $451 million, or 7% • Paycheck Protection Program loan balance of $492 million as of March 31, 2021 • National Warehouse Lending balance growth of $88 million, or 14%, to $792 million at March 31, 2021 • Net interest income improvement from prior year period driven by higher warehouse line balance utilization at PrimeLending, PPP loan balances and fee income and lower cost of interest-bearing deposits • Recognized $7.5 million in fees and $1.3 million of interest income from PPP loans during the period • Reversal of credit losses of $5.2 million reflects improvements in the macroeconomic modeling assumptions versus the prior quarter slightly offset by slower prepayment assumptions • Noninterest expenses in Q1 2021 include lower compensation and benefits expenses of $1.3 million 1 1

Key Highlights Q1 2020 Q1 2021 Origination Volume ($mm) $3,623 $6,1 84 % Purchase 65% 47 % Sales Volume ($mm) $3,486 $6,351 MSR Asset ($mm) $30 $1 42 $3.6 $6.1 $6.5 $6.8 $6.2 325 368 440 448 388 -300 -200 -100 0 100 200 300 400 500 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Mortgage Originations ($bn) Gain on Sale (bps) 13 PrimeLending – Highlights Mortgage Originations and Gain on Sale Q2 2020 Highlights Note: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Q 1 20 21 Compensation Summary ($ in MM) Q1 2020 Q1 2021 Variable Compensation $58.3 $115.5 Non-Variable Compensation $42.0 $50.8 1 1 Sum m ary Results ($ in millions) Q1 2020 Q1 2021 Net Interest Income (Expense) 0.4 (7 .1 ) Noninterest Income 1 7 9.0 31 0.4 Noninterest Expense 1 39.6 21 0.3 Income Before Taxes $39.8 $93.0 Q1 2021 • Origination volume of $6.2 billion in Q1 2021 increased from Q1 2020 by $2.6 billion, or 71% • Refinance volume comprised 53% of total volume compared to 35% in Q1 2020 • MSR asset remained stable versus the fourth quarter of 2020 at $142 million and reflects an MSR sale of $53 million, which closed on March 31, 2021. Servicing retention during Q1 2021 approximated 50% of sold volumes • Noninterest expense increased by $70.8 million versus prior year period driven primarily by variable compensation • Non-variable compensation expense growth resulted from the hiring of additional underwriting and loan fulfillment staff and an increase in overtime expense

HilltopSecurities – Highlights Q 1 20 21 Summary Results ($ in millions) Q1 2020 Q1 2021 Net Interest Income 1 3.2 1 0.5 Prov ision for Credit Losses 0.3 0.1 Noninterest Income 86.2 98.6 Noninterest Expense 80.9 91 .4 Income Before Taxes $18.2 $17 .7 14 • HilltopSecurities generated $109.1 million of net revenue during the first quarter 2021 and a 16.2% pre-tax margin • Structured Finance generated net revenue of $25.8 million, an increase of 97% versus Q1 2020. Q1 2020 included an unrealized mark-to-market loss on the loan pipeline in March. The increase also reflected new customers and lower rates • Wealth Management recorded a $2.7 million decrease in net revenue compared to Q1 2020. The decrease was primarily due to lower customer balance-based revenues • Noninterest expenses increased $10.3 million, or 13%, versus Q1 2020 • Variable compensation increased $5.4 million as both Structured Finance and Public Finance Services businesses outperformed prior year • Non-variable compensation and benefits increased $4.1 million. This includes $1.7 million in deferred compensation for the period and higher salaries as the business continues to bring on additional client-facing producers Note: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10Q due to grouping of certain business lines into ‘Other’. Q3 2020 Highlights Net Revenues by Business Line Key Highlights ($ in millions) Q1 2020 Q1 2021 Compensation/Net Revenue (%) 56.9% 60.5% Pre-tax Margin % 1 8.3% 1 6.2% FDIC Insured Balances at PCB $1 ,500 $7 35 Other FDIC Insured Balances $7 61 $1 ,840 Public Finance Offerings $1 1 ,393 $1 5,592 TBA Lock Volume $1 ,954 $1 ,933 ($ in millions) Q1 2020 Q1 2021 Public Finance Services 1 6.5 1 7 .9 Fixed Income Serv ices 26.2 25.7 Wealth Management Retail 27 .3 26.9 Clearing Services 1 2.0 8.1 Securities Lending 2.1 3.5 Structured Finance 1 3.1 25.8 Other 2.2 1 .2 Net Revenues $99.4 $109.1 Q1 2021

15 Hilltop Holdings – 2021 Commentary Comments Loan Growth (Full Year Average HFI Loan Growth) • 1 – 4 family loan retention $30 – $50 million per month • Commercial loan growth expected to improve in the second half of 2021, balances stable to down in the first half of the year • Expecting 0 – 3% of HFI loan growth Deposit Growth (Full Year Average Deposit Growth) • Deposit growth expected to align with loan growth, excluding PPP and government stimulus • Expecting 0 – 3% of customer deposit growth Net Interest Income • Purchase accounting accretion expected to decline by >40% versus 2020 levels • Loan yields expected to remain under pressure, excluding accelerated PPP fees • Deposit costs expected to improve slowly as Consumer CDs mature and reset Noninterest Income • Expecting PrimeLending mortgage originations between $17 – $20 billion, subject to market conditions • Mortgage volume shifting to a “purchase” focused market during last three quarters of 2021 • Gain on Sale margins pressured as volumes decline across the industry, expecting FY Average margin of 360 – 385 bps Noninterest Expense • Non-variable expenses to remain stable with 2020 levels • Variable expenses will follow revenue contribution from fee businesses Provision Expense • Provision expense expected to be elevated in the second half of the year as charge-offs expected to increase Effective Tax Rate (GAAP) • 22 – 24% full year basis

Q&A 16

Appendix 17

Reconciliation of T angible Com m on Equity and T angible Book Value Per Share ($ '000, except per share amounts) Q1 2020 Q4 2020 Q1 2021 Total Stockholders' Equity 2,136,7 11 2,323,939 2,419,185 Less: Preferred Stock 0 0 0 Common Stockholders' Equity 2,136,7 11 2,323,939 2,419,185 Less: Goodwill 267 ,447 267 ,447 267 ,447 Other intangible assets, net 25,019 20,364 19,035 Goodwill and intangibles from discontinued operations 27 ,416 0 0 Tangible Common Equity 1,816,829 2,036,128 2,132,7 03 Shares outstanding as of period end 90,108 82,185 82,261 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $23.7 1 $28.28 $29.41 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $20.16 $24.7 7 $25.93 18 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible Common Equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.